EXHIBIT 10.2

EMPLOYMENT AGREEMENT

September 25, 2002

Eric R. Garen
Learning Tree International, Inc.

Dear Mr. Garen:

This will confirm our agreement to extend, until September 30, 2003, the term of your Employment Agreement dated as of October 1, 2001. All of the other terms of the Employment Agreement will remain as they have been.

Very truly yours,

Learning Tree International, Inc.

By	/s/ MARY C. ADAMS
Mary C. Adams, Vice President, Administration

Accepted and Agreed:

By	/s/ ERIC R. GAREN
Eric R. Garen

Dated	September 25, 2002